Contract Liabilities	12 Months Ended
Jun. 30, 2023
Contract Liabilities
Contract Liabilities

Note 21 – Contract Liabilities

	June 30, 2023	June 30, 2022
	$’000	$’000
Current liabilities
Customer advance deposits	45,482	33,508
Unearned revenue	1,645	4,217
Total current contract liabilities	47,127	37,727
Non-current liabilities
Customer advance deposits	—	847
Unearned revenue	5,798	1,384
Total non-current contract liabilities	5,798	2,231
Total contract liabilities	52,925	39,958

It is expected that the performance obligations recognized as current contract liabilities which are yet to be satisfied as of June 30, 2023 will be recognized in revenue in the next 12 months.

Unearned revenue represents the sale of extended warranties which is recognized as revenue over the term of the extended warranty.

Customer advance deposits represent advance payments for products, which are made at the time the order is placed and is recorded as revenue once the performance obligation is satisfied.